CONVERTIBLE LOANS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about borrowings [abstract]
CONVERTIBLE LOANS
NOTE 7 - CONVERTIBLE LOANS:

  a.

1.	2012 Convertible Loan

In 2012, the Company entered into loan agreements with certain lenders for an aggregate amount of $1.15 million (the “2012 Convertible Loan”). Each of the loans bears interest at a rate of 0.6% per year, which is to be repaid every five years, the loan is due and payable after a term of twenty years. Each of the investors has the right during the term to convert its respective loan amount into ordinary shares at a conversion price of $240.26 per ordinary share (before the IPO shares split) (subject to adjustment), and for a period of the initial five years of the term of the loan agreement to exchange all such ordinary shares received into ordinary shares of D.N.A at the rate of one of the Company's ordinary shares for 5,590 ordinary shares of D.N.A or 2,795 ordinary shares after the stock merge performed by D.N.A in October 2015 (also subject to adjustment) (the "D.N.A option"). In addition, under the terms of the loan agreements the outstanding loan amounts will be automatically converted into the Company's ordinary shares upon the closing of an initial public offering and certain merger and acquisition transactions. The Company has designated the 2012 Convertible Loan on initial recognition as a financial liability at fair value through profit or loss. Following the Closing of the IPO, see Note 10b, the Company’s outstanding 2012 Convertible loans in the amount of $4,138 were automatically converted into 622,180 Ordinary Shares of the Company.

2.	2015 Convertible Loan

On August 5, 2015, the Company entered into a Convertible Promissory Note and Loan Agreement ("2015 Convertible Loan") with certain lenders. Pursuant to the loan agreement, the lenders loaned the Company an aggregate amount of $2.005 million.  The loan would have been automatically converted upon occurrence of certain events. The loan would have converted into the same class of shares issued in such a transaction at a 25% discount to the applicable price per share in the Triggering Event. The loan was due to mature in February 2017 and bore interest at a rate of 5% per year.

In addition the Company issued to the lenders warrants to purchase additional shares equal to 40% of the shares issued upon conversion of the loan.

The Company measured the loan according to the amortized cost using the effective interest method.  The Company treated the warrants as a liability at fair value through profit or loss.

As part of the 2016 Convertible Loan agreement (See Note 7(a)(3)), the Company provided the right to the lenders of the 2015 Convertible Loan to exchange the 2015 Convertible Loan to the 2016 Convertible Loan including the maturity date.  As a result, from total amount of $2,005 thousand, an amount of $1,057 thousand (consisting of $ 1,025 thousand principal amount plus interest accrued up to June 14, 2016 less withholding tax) exchanged to the new convertible loan.
Since the terms of the loans are substantially different, the exchange was considered as an extinguishment, which in essence means recording a loss due to 2015 Convertible Loan that were exchanged for the new convertible loan recorded at fair value. The loss of extinguishment of $64 thousand was recognized as a finance expenses.

According to the 2016 Convertible Loan agreement, the Company deposited at the trustee an amount of $1,053 thousand.

On the maturity date, February 5, 2017, the Company repaid the amount of $1,053 thousand using the cash deposited at the trustee.

3.	2016 Convertible Loan

In June 2016, the Company closed a private placement (the "2016 Convertible Loan") with certain lenders in an aggregate amount of approximately $7.44 million in exchange for the following instruments:

a) Loan for a term of 18 months.  The loan bears interest at a rate of 5% per year.  The loan will be automatically converted upon occurrence of the following events as described in the agreement: IPO of at least $20 million, private placement in an aggregate amount of no less than $10 million or change of control (the "Triggering Event").  Furthermore, in case of private placement in an aggregate amount of $4-$10 million the lenders shall have the right to convert the loan to shares.  The loan will convert into the same class of shares issued in such a transaction at the lower of a 25% discount to the applicable price per share in the Triggering Event or value of equity on a fully diluted basis of $65 million.

The Company has designated the 2016 Convertible Loan on initial recognition as a financial liability at fair value through profit or loss.

b) Warrants to purchase additional shares (“2016 Warrants”) equal to 40% of the shares issued upon conversion in exchange for an exercise price of the fair value of the shares in a Triggering Event.  The warrant will be exercisable for 4 years from the grant date.

Total transaction expenses amounted to $363 thousand, out of which $150 thousand were payable in Company shares.  The proceeds were allocated to the convertible loan and the warrants according to their fair value.

As part of the agreement, the Company gave the right to the lenders of the 2015 Convertible Loan to exchange the 2015 Convertible Loan to the 2016 Convertible Loan including the maturity date.  As a result, from total amount of $2,005 thousand, an amount of $1,057 thousand (consisting of $1,025 thousand principal amount plus interest accrued up to June 14, 2016 less withholding taxes) exchanged to the 2016 Convertible Loan.

As described in note 8, as part of the Series B preferred share purchase agreement which occurred in October 2017, the 2016 convertible loan together with the accrued interest was converted into 1,719,770 series B-1 preferred shares at a price per share of $5.24. Also, the 2016 Warrants became warrant to purchase Series B preferred shares at an exercise price of $6.99.

b.
The Company prepared a valuation of the 2012 Convertible loan and the 2016 convertible loan presented above (a Level 3 valuation).  The debt component of the convertible loans was valued based on the discounting of future payments of the debt.  The convertible components (conversion option to the Company's ordinary shares) were valued based on a combination of the Probability-Weighted Expected Return Method and Back Solve option pricing method model. The conversion of the 2012 Convertible loans into ordinary shares was performed according to their fair value as of the IPO closing date, July 2, 2018. The following parameters were used:

	July 2	December 31
	2018	2017

Price per share*	$865	$908.78
Volatility	62%	55%
Probability of entering Phase 2b/3	NA	70%
Probability for IPO	100%	85%

* The price per share as of July 2, 2018 was based on quoted price on Nasdaq before the shares split. As of December 31, 2017, the valuation of the Company's financial liabilities was based on the market approach by using the price per share, prior to IPO split, of $908.78 per preferred B share as a basis for the fair market value (see Note 8b).

c.

Convertible loans
U.S. dollars in thousands
Balance as of January 1, 2016	8,053
Additions during 2016	6,110
Financial expenses	105
Changes in fair value	452
Balance as of December 31, 2016	14,720
Maturity during period	(1,053)
Conversion to Series B-1 preferred shares	(11,695)
Financial expenses	48
Changes in fair value	1,873
Balance as of December 31, 2017	3,893
Changes in fair value up to IPO	245
Conversion into Ordinary shares on IPO (see Note 10b)	(4,138)
Balance as of December 31, 2018	-

Warrants to purchase preferred shares and shares (Level 3)
U.S. dollars in thousands
Balance as of January 1, 2016	215
Additions during 2016	1,319
Changes in fair value	103
Balance as of December 31, 2016	1,637
Conversion to warrants to purchase Series B preferred shares	(1,988)
Changes in fair value	351
Balance as of December 31, 2017	-